                                                                    Exhibit 99.1
                                                                    ------------

[ATARI LOGO]

ATARI, INC.
417 Fifth Avenue
New York, NY 10016
www.atari.com

                                                        FOR IMMEDIATE RELEASE


                                                 Contact:   Ryan Barr

                                                             Atari, Inc
                                                             212-726-6996
                                                             Ryan.Barr@atari.com

                    ATARI REPORTS FISCAL 2004 SECOND QUARTER
                RESULTS IN LINE WITH ANALYSTS CONSENSUS ESTIMATES

         -- Reports Strongest Balance Sheet in Recent Company History --

                      -- Reaffirms Fiscal 2004 Guidance --

NEW YORK - NOVEMBER 3, 2003 - ATARI, INC. (NASDAQ: ATAR), a leading global publisher and developer of interactive entertainment, today announced results for the fiscal 2004 second quarter and the six months ended September 30, 2003.

Net revenue for the second quarter ended September 30, 2003, was $60.6 million compared to $109.4 million in the comparable year-earlier period. Publishing net revenue was $45.0 million compared to $83.7 million in the prior September quarter, while distribution revenue was $15.6 million compared to $25.7 million in the comparable year-earlier quarter. Revenue for the quarter was supported by the continued success of proven franchises such as Dungeons & Dragons, Dragon Ball Z, Test Drive, Backyard Sports and Enter The Matrix. However, to maximize consumer acceptance and the individual sales for its new releases, the Company introduced fewer titles during the September quarter, historically a soft quarter for the industry, resulting in lower year-over-year results. Despite fewer releases, Atari maintained its calendar year-to-date position as the #2 overall independent video game publisher, up from #6 in 2002, according to the most recent NPD Funworld(R) data.

Net loss for the quarter was $28.7 million, prior to a one-time non-cash dividend relating to the Company's recent recapitalization and public offering. Including the $39.4 million dividend, net loss for the quarter was $68.1 million, or $0.90 per share, compared to net income of $731,000, or $0.01 per share, in the year-earlier period. Excluding the dividend, net loss per share for the quarter was $0.38. EBITDA (earnings before interest, taxes, depreciation and amortization) was a loss of $23.4 million compared to positive $5.6 million in the three months ended September 30, 2002.

Net revenue for the six-month period ended September 30, 2003, was $211.9 million versus $239.0 million in the comparable year-earlier period. Publishing net revenue was $180.6 million versus $191.9 million in the prior six-month period, while distribution revenue was $31.3 million versus $47.1 million in the comparable year-earlier period. Net loss for the six-month period was $4.9 million, prior to a one-time non-cash dividend relating to the Company's recent recapitalization and public offering. Including the $39.4 million dividend, net loss for the six-month period was $44.3 million, or $0.61 per share, compared to net income of $22,000, or $0.00 per share, in the year-earlier period. Excluding the dividend, net loss per share for the six months was $0.07. EBITDA was $6.2 million compared to $16.1 million in the six-month period ended September 30, 2002.

                                    - more -
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                                       2

"Atari finished the quarter a much stronger company, having successfully completed a $131 million stock offering, which was part of a $200 million recapitalization that eliminated all of our long-term debt, significantly improved our cash position and returned the Company to a positive working capital, resulting in stockholders' equity of more than $108 million," said Bruno Bonnell, Chairman and CEO of Atari.

"We maintained our ranking as the #2 independent publisher year to date, while increasing our market share by more than 55% year-over-year," Mr. Bonnell continued. "Driving that growth were titles such as Enter The Matrix, one of our most valuable licenses and on which we've begun working on a follow-up game; new titles from our Dungeons & Dragons series, including D&D Heroes and Temple of Elemental Evil; and titles from our Dragon Ball Z series, among others.

"Looking ahead to the holiday season, we have an extremely strong and diverse slate of games, with titles from established franchises such as Dragon Ball Z, Backyard Sports, Neverwinter Nights, Magic the Gathering, and Dora the Explorer, as well as new key products such as Kya, Terminator 3: Rise of the Machines, and Mission Impossible: Operation Surma, to name a few. We anticipate a solid holiday season giving us great momentum as we roll into our fiscal fourth quarter which will include highly anticipated releases such as Driver 3 and Unreal Tournament 2004."

For the fiscal 2004 third quarter ended December 31, 2003, Atari anticipates quarterly net revenue between $215 million and $235 million. The Company expects to report net income between $28 million and $36 million, or between $0.23 and $0.30 per share. The Company also reaffirmed its fiscal 2004 net revenue guidance of $560 million to $590 million and net income of $35 million to $45 million, or $0.36 to $0.46 per share, prior to a one-time non-cash dividend relating to the Company's recent recapitalization and public offering.

ATARI WILL HOST A TELECONFERENCE WITH A SIMULTANEOUS WEBCAST AT 4:45 P.M. EASTERN TIME TODAY TO DISCUSS THE COMPANY'S SECOND QUARTER RESULTS. TO ACCESS THE TELECONFERENCE, PLEASE DIAL 1-800-901-5217 (DOMESTIC) OR 1-617-786-2964 (INTERNATIONAL), ACCESS CODE 88464712, OR LISTEN TO IT LIVE VIA THE INTERNET BY ACCESSING THE COMPANY'S WEB SITE (WWW.ATARI.COM).

ABOUT ATARI
New York-based Atari, Inc. (Nasdaq: ATAR) develops interactive games for all platforms and is one of the largest third-party publishers of interactive entertainment software in the U.S. The Company's 1,000+ titles include hard-core, genre-defining games such as Driver(TM), Enter the Matrix(TM), Neverwinter Nights(TM), Stuntman(TM), Test Drive(R), Unreal(R) Tournament 2003, and Unreal(R) Championship; and mass-market and children's games such as Backyard Sports(TM), Nickelodeon's Blue's Clues(TM) and Dora the Explorer(TM), Civilization(R), Dragon Ball Z(R) and RollerCoaster Tycoon(R). Atari, Inc. is a majority-owned subsidiary of France-based Infogrames Entertainment SA (Euronext
5257), the largest interactive games publisher in Europe. For more information, visit www.atari.com.

SAFE HARBOR STATEMENT
---------------------

Certain statements contained in this release are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. With respect to such forward-looking statements, the company seeks the protection afforded by the Private Securities Litigation Reform Act of 1995 and other enabling legislation. Statements contained herein with regard to the company's business outlook and prospective operating and financial results are based upon management's expectations regarding various factors, which may be beyond the company's control. This statement is not intended to identify each and every risk and uncertainty inherent in the company's business, and should be read in conjunction with the company's cautionary statements contained in its most recent filings with U.S. and foreign regulatory authorities.

                               (Tables to Follow)
                                      # # #
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                                       3






                          ATARI, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                           FOR THE THREE MONTHS          FOR THE SIX MONTHS
                                                            ENDED SEPTEMBER 30,          ENDED SEPTEMBER 30,
                                                          -----------------------      ------------------------
                                                             2002         2003            2002           2003
                                                          ---------     ---------      ---------      ---------

Net revenues                                              $ 109,367     $  60,575      $ 238,970      $ 211,933
Cost of goods sold                                           53,895        37,950        113,920        108,796
                                                          ---------     ---------      ---------      ---------
Gross profit                                                 55,472        22,625        125,050        103,137
Selling and distribution expenses                            19,599        13,804         41,364         33,932
General and administrative expenses                           8,217         8,685         16,714         17,232
In-process research and development                            --            --            7,400           --
Research and development                                     22,085        23,576         43,485         45,805
Depreciation and amortization                                 2,075         1,996          3,994          3,946
                                                          ---------     ---------      ---------      ---------
     Operating income (loss)                                  3,496       (25,436)        12,093          2,222
Interest expense, net                                         3,252         3,716          7,322          6,762
Other income (expense)                                          494          (534)        (3,064)          (417)
                                                          ---------     ---------      ---------      ---------
     Income (loss) before provision for (benefit
         from) income taxes                                     738       (29,686)         1,707         (4,957)
 Provision for (benefit from) income taxes                        7          (955)         1,685            (18)
                                                          ---------     ---------      ---------      ---------

NET INCOME (LOSS)                                         $     731     $ (28,731)     $      22      $  (4,939)

Dividend to parent                                             --         (39,351)          --          (39,351)
                                                          ---------     ---------      ---------      ---------

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS     $     731     $ (68,082)     $      22      $ (44,290)
                                                          =========     =========      =========      =========

Basic and diluted net income (loss) attributable to
common stockholders per share                             $    0.01     $   (0.90)     $    0.00      $   (0.61)
                                                          =========     =========      =========      =========

Basic weighted average shares outstanding                    69,826        75,594         69,826         72,800
                                                          =========     =========      =========      =========

Diluted weighted average shares outstanding                  69,952        75,594         69,961         72,800
                                                          =========     =========      =========      =========

EBITDA *                                                  $   5,571     $ (23,440)     $  16,087      $   6,168
                                                          =========     =========      =========      =========


* EBITDA is defined as operating earnings before interest, taxes, depreciation and amortization
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                                       4



                          ATARI, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                               MARCH 31,     SEPTEMBER 30,
                                                                                 2003            2003
                                                                               ---------      ---------

ASSETS
Current assets:
   Cash                                                                        $     815      $  27,019
   Receivables, net                                                               47,053         31,145
   Inventories, net                                                               37,827         35,366
   Income taxes receivable                                                           395            409
    Due from related parties                                                       2,656          2,184
   Prepaid expenses and other current assets                                      16,958         18,328
                                                                               ---------      ---------
     Total current assets                                                        105,704        114,451
Advances to related parties                                                       32,184           --
Property and equipment, net                                                       14,727         14,347
Goodwill, net of accumulated amortization of $26,116 in both periods              70,224         70,224
Other intangible assets, net of accumulated amortization of $619 and $956,
   at March 31, 2003 and September 30, 2003, respectively                          2,081          1,744
Other assets                                                                       7,162         12,275
                                                                               ---------      ---------
     Total assets                                                              $ 232,082      $ 213,041
                                                                               =========      =========

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY) EQUITY
Current liabilities:
   Accounts payable                                                            $  39,587      $  39,174
   Accrued liabilities                                                            31,872         32,637
   Revolving credit facility                                                      10,651           --
   Current portion of related party medium-term loan                              40,000           --
   Related party credit facility                                                  44,800           --
   Royalties payable                                                              13,653         13,270
   Income taxes payable                                                            1,965          1,348
   Short-term deferred income                                                      2,077          2,077
    Due to related parties                                                        12,747          9,538
                                                                               ---------      ---------
     Total current liabilities                                                   197,352         98,044
Related party debt                                                               124,610           --
Deferred income                                                                    4,131          4,093
Other long-term liabilities                                                        2,907          2,749
                                                                               ---------      ---------
     Total liabilities                                                           329,000        104,886
                                                                               ---------      ---------

Commitments and contingencies                                                       --             --

Stockholders' (deficiency) equity:
    Preferred stock, $0.01 par value, 5,000 shares authorized, none issued
    or Outstanding                                                                  --             --
    Common stock, $0.01 par value, 300,000 shares authorized, 69,920 and
          120,933 shares issued and outstanding at March 31, 2003 and
          September 30, 2003, respectively                                           699          1,209
   Additional paid-in capital                                                    486,053        734,814
   Accumulated deficit                                                          (586,851)      (631,141)
   Accumulated other comprehensive income                                          3,181          3,273
                                                                               ---------      ---------
        Total stockholders' (deficiency) equity                                  (96,918)       108,155
        Total liabilities and stockholders' (deficiency) equity                $ 232,082      $ 213,041
                                                                               =========      =========

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                                       5

                               SUPPLEMENTAL TABLE

                                Three Months Ended        Six Months Ended
                                   September 30,            September 30,
                               ---------------------    ----------------------
                                 2002        2003         2002         2003
                               ---------   ---------    ---------    ---------
      PLATFORM REVENUE MIX

           PC                    52%          53%          46%          37%
           Playstation2          20%          15%          30%          28%
           Playstation            4%          5%           3%           4%
           Xbox                  11%          10%          8%           16%
           Game Boy              12%          10%          13%          7%
           Game Cube              1%          7%           0%           8%